UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08777

CREDIT SUISSE HIGH YIELD BOND FUND
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. Credit Suisse High Yield Bond Fund Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2006 to October 31, 2007

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund
Eleven Madison Avenue
New York, NY 10010

Trustees

Enrique R. Arzac

Chairman of the Board

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

Lawrence D. Haber

Steven Rappaport

Officers

Lawrence D. Haber

Chief Executive Officer and President

Martha B. Metcalf

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

J. Kevin Gao

Chief Legal Officer, Senior Vice President
and Secretary

Michael A. Pignataro

Chief Financial Officer

Robert Rizza

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3010

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
100 East Pratt St.
Baltimore, Maryland 21202

Credit Suisse
High Yield Bond Fund

ANNUAL REPORT
October 31, 2007

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report

October 31, 2007 (unaudited)

December 20, 2007

Dear Shareholder:

Performance Summary

11/1/06 – 10/31/07

Fund & Benchmarks	Performance
Total Return (based on NAV)[1]	7.65%
Total Return (based on market value)[1]	-10.72%
Merrill Lynch US High Yield Master II Constrained Index[2]	6.96%

Market Review: Market Rallies in Response to Federal Reserve Rate Cuts

Although the high yield market posted positive returns for the twelve months ended October 31, 2007, the period was one of contrasts. Initially, a solid economic backdrop, strong credit fundamentals, and growing demand for yield all contributed to the market's strength. However, concerns over sub-prime mortgages, tougher credit conditions, and shelved leveraged buyout deals weighed heavily on the market during the summer months — resulting in a significant sell off. Finally, in response to the Federal Reserve's reduction in interest rates, the market rallied considerably and liquidity improved, along with the pace of the new issue volume. More recently, momentum has slowed amidst liquidity headlines and their potential to cause additional market volatility.

All told, the Merrill Lynch US High Yield Master II Constrained benchmark posted returns of 6.96% for the annual period ended October 31, 2007. Lower rated securities outperformed the broader market with returns of 8.08%, while the more interest rate sensitive BB-rated securities underperformed, returning about 6.18%. The average yield spread between high yield bonds and Treasury securities widened 102 basis points to +440, after reaching historical lows (+252) in June.

Apart from the homebuilding sector, credit fundamentals have remained sound against this more volatile backdrop. Defaults, as reported by Moody's Investor Services (at 1.13% for October), continue to hover near ten-year lows.

Technical concerns relating to an overhang in new issue supply continue to weigh on the market although the pace of new issuance has picked up in the last two months. Issuers have selectively participated in the new issue market with a total of $25 billion priced during September and October.

Strategic Review and Market Outlook: In general, Credit Fundamentals Appear Intact

Both an overweight to lower rated securities and an underweight to BB-rated securities contributed to performance. Further, superior sector and/or security selection in diversified capital goods, printing-publishing, media-cable, and integrated telecommunications also contributed to performance. Security selection in homebuilders and electric-generation hurt relative returns.

Over the period, the Fund had emphasized the B-rated and CCC-rated issuers. However, while corporate balance sheets are strong, we expect growth to be slower in the year ahead. The distress ratio, which had been supportive of low defaults, now points to a modest increase in default rates for 2008. As a result, we have used periods of volatility to add to positions in the names we like — particularly in the higher rated issuers. At the sector level, we remain favorable on the corporate spending and the commercial cycle broadly but cautious with respect to consumer driven industries and have sought to limit exposures to them given high energy prices and weak housing data.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2007 (unaudited)

In our opinion, the risk of sub-prime contagion to other sectors of the economy still remains. Credit fundamentals, outside of the housing sector, appear intact but third quarter earnings have been volatile. Furthermore, while new issuance has been well received and we expect the new issue calendar to be well-managed, the continuing supply overhang may cap returns in the near-term. In the coming months we expect continued volatility and will look to selectively add higher quality issuers in the secondary market and take advantage of new issue opportunities.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management, LLC at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 730-6001.

Martha Metcalf Chief Investment Officer*	Lawrence D. Haber Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

We wish to remind shareholders about the Fund's dividend reinvestment program known as the InvestlinkSM Program (the "Program"). The Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the Program. The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: (800) 730-6001 (U.S and Canada) or (781) 575-3100 (outside U.S. and Canada). All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLinkSM Program, P.O. Box 43078, Providence, RI 02940-3010

  *  Martha B. Metcalf is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and head of the U.S. High Yield Management Team. She has served in these capacities since 2005. From 2000 until 2005, she was a Managing Director and Portfolio Manager of Global High Yield Bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios at Invesco. Prior to her tenure at Invesco, Ms. Metcalf served for over ten years at JPMorgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate Bonds.

  **  Lawrence D. Haber is a Managing Director and Chief Operating Officer of Credit Suisse and a Member of Credit Suisse's Management Committee. Mr. Haber has been associated with Credit Suisse since 2003. Previously, he was Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

1  Assuming reinvestment of dividends of $0.40 per share.

2  The Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. Investors cannot invest directly in an index.

Credit Suisse High Yield Bond Fund
Notice to Shareholders

At the time the Credit Suisse High Yield Bond Fund (the "Fund") commenced operations in 1998, the Prospectus did not contemplate the Fund's investment in loans, including participations in loans. Credit Suisse recommended to the Fund's Board, and the Board approved that the ability to invest in loans may assist in achieving the Fund's investment objective. Effective January 1, 2008 the Fund may, in the discretion of its portfolio managers, invest in loans and loan participations (collectively, "Loans"), including senior secured floating rate Loans ("Senior Loans"), "second lien" secured floating rate Loans ("Second Lien Loans"), and other types of secured Loans with fixed and variable interest rates.

SENIOR LOANS

Senior Loans are floating rate Loans made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans are generally used to, among other things, finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other general corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Senior Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization ("NRSRO"), may not be registered with the Securities and Exchange Commission (the "SEC") or any state securities commission, and may not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, Credit Suisse will consider, and may rely in part, on analyses performed by others.

Credit Suisse High Yield Bond Fund
Notice to Shareholders (continued)

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO. Many of the Senior Loans held by the Fund will have been assigned ratings below investment grade by a NRSRO. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of a borrower. In this evaluation, Credit Suisse will take into consideration, among other things, the borrower's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower's management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund's net asset value. During periods of limited demand and liquidity for Senior Loans, the Fund's net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund's net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

Senior Loan Assignments and Participations. The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy part of a loan, becoming a part lender. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Credit Suisse to be creditworthy.

Senior Loan Valuation. Credit Suisse will use an independent pricing service approved by the Fund's Board to value most Senior Loans held. Credit Suisse may use the fair value method to value Senior Loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.

Senior Loans Risk. The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although Senior Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds. The Fund's investments in Senior Loans are expected to be below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant

Credit Suisse High Yield Bond Fund
Notice to Shareholders (continued)

value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

SECOND LIEN AND OTHER SECURED LOANS

Second Lien Loans are Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans. Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Risks of Second Lien Loans and Other Secured Loans. Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. Second Lien Loans and other secured

Credit Suisse High Yield Bond Fund
Notice to Shareholders (continued)

Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2007 (unaudited)

Top Ten Holdings

(% of net assets as of 10/31/07)

Security Description

1.	HCA, Inc. 6.500% 02/15/16	1.75%
2.	General Motors Corp. 7.125% 07/15/13	1.46%
3.	SunGard Data Systems, Inc. 10.250% 08/15/15	1.27%
4.	CCH I LLC 11.000% 10/01/15	1.14%
5.	Ford Motor Credit Co. 7.000% 10/01/13	1.14%
6.	General Motors Corp. 8.375% 07/15/33	1.12%
7.	Freescale Semiconductor, Inc. 10.125% 12/15/16	1.11%
8.	Tenet Healthcare Corp. 9.875% 07/01/14	1.10%
9.	General Motors Acceptance Corp. 5.625% 05/15/09	1.09%
10.	Smurfit-Stone Container 8.375% 07/01/12	1.09%

Credit Quality Breakdown

(% of total investments as of 10/31/07)

S&P Ratings

BBB	0.6%
BB	12.9
B	52.4
CCC	30.8
CC	0.8
C	0.1
NR	1.6
Subtotal	99.2
Equities and Other	0.8
Total	100.0%

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS (129.5%)
Aerospace & Defense (2.2%)
$425	DRS Technologies, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.81)	(B , B3)	02/01/18	7.625	$436,688
475	DRS Technologies, Inc., Global Senior Subordinated Notes (Callable 11/01/08 @ $103.44) §	(B , B3)	11/01/13	6.875	477,375
325	Hawker Beechcraft Acquisition Co., Rule 144A, Senior Notes (Callable 04/01/11 @ $104.25) ‡	(B- , B3)	04/01/15	8.500	331,500
625	Hawker Beechcraft Acquisition Co., Rule 144A, Senior Notes (Callable 04/01/11 @ $104.44) ‡	(B- , B3)	04/01/15	8.875	631,250
1,275	Hawker Beechcraft Acquisition Co., Rule 144A, Senior Subordinated Notes (Callable 04/01/12 @ $104.88) ‡§	(B- , Caa1)	04/01/17	9.750	1,300,500
1,125	L-3 Communications Corp., Global Senior Subordinated Notes (Callable 01/15/10 @ $102.94)	(BB+ , Ba3)	01/15/15	5.875	1,102,500
700	TransDigm, Inc., Global Company Guaranteed Notes (Callable 07/15/09 @ $105.81)	(B- , B3)	07/15/14	7.750	715,750
					4,995,563
Agriculture (0.6%)
1,325	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 11/01/08 @ $104.00) ‡	(B , Caa1)	11/01/10	10.500	1,397,875
Auto Loans (6.1%)
1,175	Ford Motor Credit Co. LLC, Global Notes	(B , B1)	06/15/10	7.875	1,133,391
2,125	Ford Motor Credit Co. LLC, Senior Unsecured Notes §	(B , B1)	12/15/16	8.000	1,970,387
2,900	Ford Motor Credit Co., Global Notes	(B , B1)	10/01/13	7.000	2,606,140
1,375	Ford Motor Credit Co., Notes	(B , B1)	06/16/08	6.625	1,369,059
325	Ford Motor Credit Co., Senior Notes	(B , B1)	08/10/11	9.875	324,758
2,625	General Motors Acceptance Corp., Global Notes	(BB+ , Ba2)	05/15/09	5.625	2,501,685
2,475	General Motors Acceptance Corp., Global Notes	(BB+ , Ba2)	12/01/14	6.750	2,196,048
1,475	GMAC LLC, Senior Unsubordinated Notes	(BB+ , Ba2)	12/15/11	6.000	1,309,853
400	Navios Maritime Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.75)	(B , B3)	12/15/14	9.500	425,500
					13,836,821
Auto Parts & Equipment (2.8%)
450	Altra Industrial Motion, Inc., Global Secured Notes (Callable 02/01/08 @ $104.50)	(B , B2)	12/01/11	9.000	454,500
1,025	Altra Industrial Motion, Inc., Global Secured Notes (Callable 12/01/08 @ $104.50) #	(B , B2)	12/01/11	9.000	1,035,250
775	American Axle & Manufacturing, Inc., Company Guaranteed Notes (Callable 03/01/12 @ $103.94)	(BB , Ba3)	03/01/17	7.875	759,500
1,200	American Tire Distributors Holdings, Inc., Global Senior Notes (Callable 04/01/09 @ $105.38) §	(CCC+ , Caa1)	04/01/13	10.750	1,230,000
1,298	Goodyear Tire & Rubber Co., Global Senior Notes (Callable 07/01/10 @ $104.50) §	(B , Ba3)	07/01/15	9.000	1,426,178
61	Goodyear Tire & Rubber Co., Global Senior Notes (Callable 12/01/09 @ $104.31)	(B , Ba3)	12/01/11	8.625	65,270
500	Keystone Automotive Operations, Inc., Global Senior Subordinated Notes (Callable 11/01/08 @ $104.88)	(CCC+ , Caa2)	11/01/13	9.750	408,750
975	Visteon Corp., Global Senior Notes	(CCC+ , Caa2)	08/01/10	8.250	911,625
					6,291,073
Automotive (3.3%)
1,970	Ford Motor Co., Global Notes §	(CCC+ , Caa1)	07/16/31	7.450	1,566,150
2,790	General Motors Corp., Global Debentures §	(B- , Caa1)	07/15/33	8.375	2,552,850
3,600	General Motors Corp., Global Senior Notes §	(B- , Caa1)	07/15/13	7.125	3,348,000
					7,467,000
Beverages (0.4%)
850	Constellation Brands, Inc., Company Guaranteed Notes §	(BB- , Ba3)	09/01/16	7.250	860,625
Brokerage (0.3%)
775	E*TRADE Financial Corp., Global Senior Notes (Callable 06/15/08 @ $104.00)	(B , Ba3)	06/15/11	8.000	740,125
Building & Construction (1.8%)
1,425	Ashton Woods USA/Finance, Global Company Guaranteed Notes (Callable 10/01/10 @ $104.75)	(B- , Caa1)	10/01/15	9.500	1,068,750
625	K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes	(B+ , Ba3)	01/15/16	6.250	484,375
725	KB Home, Senior Subordinated Notes	(BB- , Ba2)	12/15/08	8.625	717,750
900	Standard Pacific Corp., Global Senior Notes §	(BB- , Ba3)	08/15/15	7.000	661,500
950	Technical Olympic USA, Inc., Global Senior Subordinated Notes §	(C , C)	01/15/15	7.500	118,750
700	WCI Communities, Inc., Global Company Guaranteed Notes (Callable 03/15/10 @ $103.31)	(CC , Caa3)	03/15/15	6.625	472,500
1,000	William Lyon Homes, Inc., Company Guaranteed Notes (Callable 04/01/08 @ $105.38) §	(B- , Caa2)	04/01/13	10.750	680,000
					4,203,625

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Building Materials (5.5%)
$1,000	Associated Materials, Inc., Global Senior Discount Notes (Callable 03/01/09 @ $105.63) +§	(CCC , Caa2)	03/01/14	0.000	$670,000
1,375	Building Materials Corp., Global Company Guaranteed Notes (Callable 08/01/09 @ $103.88)	(BB- , B2)	08/01/14	7.750	1,189,375
1,550	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 10/01/08 @ $104.94)	(B , B2)	10/01/12	9.875	1,534,500
750	CPG International I, Inc., Global Senior Notes (Callable 07/01/09 @ $105.25)	(B- , B3)	07/01/13	10.500	753,750
500	Dayton Superior Corp., Company Guaranteed Notes (Callable 06/15/08 @ $100.00)	(CCC+ , Caa1)	06/15/09	13.000	497,500
750	Dayton Superior Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $100.00)	(B , B1)	09/15/08	10.750	763,125
625	General Cable Corp., Global Company Guaranteed Notes (Callable 04/01/09 @ $102.00) #	(B+ , B1)	04/01/15	7.606	620,312
1,375	Goodman Global Holding Company, Inc., Global Senior Subordinated Notes (Callable 12/15/08 @ $103.94)	(B- , B3)	12/15/12	7.875	1,443,750
1,100	Interface, Inc., Global Senior Subordinated Notes (Callable 02/01/09 @ $104.75)	(B- , B3)	02/01/14	9.500	1,166,000
325	Norcraft Companies, Global Senior Subordinated Notes (Callable 11/01/08 @ $102.25)	(B- , B1)	11/01/11	9.000	334,750
750	Norcraft Holdings, Global Senior Discount Notes (Callable 09/01/08 @ $104.88) +	(B- , B3)	09/01/12	0.000	671,250
1,100	Nortek, Inc., Global Senior Subordinated Notes (Callable 09/01/09 @ $104.25)	(CCC+ , B3)	09/01/14	8.500	979,000
1,000	NTK Holdings, Inc., Global Senior Discount Notes (Callable 09/01/09 @ $105.38) +§	(CCC+ , Caa1)	03/01/14	0.000	660,000
1,650	Ply Gem Industries, Inc., Global Senior Subordinated Notes (Callable 02/15/08 @ $104.50) §	(CCC+ , Caa1)	02/15/12	9.000	1,353,000
					12,636,312
Chemicals (4.9%)
1,475	Chemtura Corp., Company Guaranteed Notes	(BB+ , Ba2)	06/01/16	6.875	1,416,000
1,200	KI Holdings, Inc., Global Senior Discount Notes (Callable 11/15/09 @ $104.94) +	(B- , B3)	11/15/14	0.000	1,035,000
1,025	Lyondell Chemical Co., Global Company Guaranteed Notes (Callable 09/15/10 @ $104.00)	(B , B1)	09/15/14	8.000	1,140,312
1,800	Lyondell Chemical Co., Global Company Guaranteed Notes (Callable 09/15/11 @ $104.13)	(B+ , B1)	09/15/16	8.250	2,065,500
1,050	Momentive Performance Materials, Inc., Rule 144A, Senior Subordinated Notes (Callable 12/01/11 @ $105.75) ‡§	(CCC+ , Caa2)	12/01/16	11.500	1,018,500
875	Momentive Performance, Rule 144A, Company Guaranteed Notes (Callable 12/01/10 @ $104.88) ‡	(B- , B3)	12/01/14	9.750	857,500
1,275	Nalco Finance Holdings, Inc., Global Senior Notes (Callable 02/01/09 @ $104.50) +§	(B- , B3)	02/01/14	0.000	1,166,625
325	PolyOne Corp., Senior Notes	(B+ , B1)	05/01/12	8.875	338,000
950	Reichhold Industries, Inc., Rule 144A, Senior Notes (Callable 08/15/10 @ $104.50) ‡	(BB- , B2)	08/15/14	9.000	969,000
1,150	Terra Capital, Inc., Series B, Global Company Guaranteed Notes (Callable 02/01/12 @ $103.50)	(BB- , B1)	02/01/17	7.000	1,155,750
					11,162,187
Computer Hardware (0.3%)
825	Activant Solutions, Inc., Global Company Guaranteed Notes (Callable 05/01/11 @ $104.75)	(CCC+ , Caa1)	05/01/16	9.500	756,938
Consumer Products (2.5%)
1,850	AAC Group Holding Corp., Global Senior Discount Notes (Callable 10/01/08 @ $105.13) +§	(CCC+ , B3)	10/01/12	0.000	1,646,500
1,575	Amscan Holdings, Inc., Global Senior Subordinated Notes (Callable 05/01/09 @ $104.38)	(CCC+ , Caa1)	05/01/14	8.750	1,496,250
1,325	Del Laboratories, Inc., Global Company Guaranteed Notes (Callable 02/01/08 @ $104.00)	(CCC , Caa2)	02/01/12	8.000	1,278,625
450	Jarden Corp., Company Guaranteed Notes (Callable 05/01/12 @ $103.75)	(B- , B3)	05/01/17	7.500	429,750
940	Prestige Brands, Inc., Global Senior Subordinated Notes (Callable 04/15/08 @ $104.63)	(B- , B3)	04/15/12	9.250	954,100
					5,805,225
Consumer/Commercial/Lease Financing (0.6%)
1,225	Residential Capital LLC, Company Guaranteed Notes #	(BB+ , Ba3)	02/22/11	7.000	894,854
800	Residential Capital LLC, Company Guaranteed Notes #	(BB+ , Ba3)	06/01/12	7.500	584,518
					1,479,372
Diversified Capital Goods (3.0%)
925	ESCO Corp., Rule 144A, Senior Notes (Callable 12/15/08 @ $102.00) ‡#	(B , B2)	12/15/13	9.569	929,625
100	Esco Corp., Rule 144A, Senior Notes (Callable 12/15/10 @ $104.31) ‡	(B , B2)	12/15/13	8.625	102,250
700	RBS Global & Rexnord Corp., Global Company Guaranteed Notes (Callable 08/01/10 @ $104.75)	(CCC+ , B3)	08/01/14	9.500	726,250
750	RBS Global & Rexnord Corp., Global Company Guaranteed Notes (Callable 08/01/11 @ $105.88) §	(CCC+ , Caa1)	08/01/16	11.750	798,750
950	Sensus Metering Systems, Global Senior Subordinated Notes (Callable 12/15/08 @ $104.31)	(B- , B3)	12/15/13	8.625	936,938
1,200	Stanadyne Corp., Series 1, Global Senior Subordinated Notes (Callable 08/15/09 @ $105.00)	(CCC+ , Caa1)	08/15/14	10.000	1,224,000
1,025	Titan International, Inc., Global Company Guaranteed Notes	(B , B3)	01/15/12	8.000	1,030,125
1,138	TriMas Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $103.29)	(B- , B3)	06/15/12	9.875	1,174,985
					6,922,923

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Electric - Generation (4.7%)
$2,050	AES Corp., Rule 144A, Senior Notes ‡§	(B , B1)	10/15/17	8.000	$2,078,187
175	AES Corp., Senior Notes	(B , B1)	03/01/14	7.750	175,875
1,475	Calpine Generating Company LLC, Global Secured Notes (Callable 04/01/08 @ $103.50) #ø	(D , NR)	04/01/10	11.070	398,250
1,825	Dynegy Holdings, Inc., Global Senior Unsecured Notes	(B- , B2)	05/01/16	8.375	1,838,687
625	Dynegy Holdings, Inc., Rule 144A, Senior Notes ‡§	(B- , B2)	06/01/15	7.500	600,000
1,225	Dynegy Holdings, Inc., Rule 144A, Senior Unsecured Notes ‡	(B- , B2)	06/01/19	7.750	1,156,094
1,300	Edison Mission Energy, Rule 144A, Senior Notes ‡§	(BB- , B1)	05/15/17	7.000	1,277,250
300	Edison Mission Energy, Rule 144A, Senior Notes ‡	(BB- , B1)	05/15/19	7.200	294,750
438	Midwest Generation LLC, Series B, Global Pass Thru Certificates	(BB+ , Baa3)	01/02/16	8.560	471,140
25	NRG Energy, Inc., Company Guaranteed Notes (Callable 01/15/12 @ $103.69)	(B , B1)	01/15/17	7.375	24,938
675	NRG Energy, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.69)	(B , B1)	02/01/16	7.375	675,000
900	Reliant Energy, Inc., Senior Notes	(B- , B3)	06/15/14	7.625	912,375
925	Reliant Energy, Inc., Senior Notes	(B- , B3)	06/15/17	7.875	937,719
					10,840,265
Electric - Integrated (1.9%)
250	CMS Energy Corp., Global Senior Notes	(BB+ , Ba1)	08/01/10	7.750	262,384
625	Energy Future Holdings	(CCC+ , B3)	11/01/17	10.875	635,156
225	Mirant Americas Generation, LLC., Senior Unsecured Notes	(B- , Caa1)	05/01/11	8.300	228,656
200	Mirant Americas Generation, LLC., Senior Unsecured Notes	(B- , Caa1)	10/01/21	8.500	197,500
500	Sierra Pacific Resources, Global Senior Notes (Callable 03/15/09 @ $104.31)	(B , Ba3)	03/15/14	8.625	531,153
2,450	Texas Competitive Electric Holdings Company LLC, Rule 144A, Company Guaranteed Notes (Callable 11/01/11 @ $105.13) ‡	(CCC , B3)	11/01/15	10.250	2,474,500
					4,329,349
Electronics (3.0%)
1,675	Amkor Technology, Inc., Global Senior Notes (Callable 05/15/08 @ $103.88)	(B , B1)	05/15/13	7.750	1,626,844
195	Ampex Corp., Secured Notes ^	(NR , NR)	08/15/08	12.000	189,101
225	Freescale Semiconductor, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.44) §	(B , B1)	12/15/14	8.875	214,031
2,775	Freescale Semiconductor, Inc., Senior Subordinated Notes §	(B , B2)	12/15/16	10.125	2,528,719
1,225	Spansion, Inc., Rule 144A, Senior Notes (Callable 01/15/11 @ $105.62) ‡§	(B , Caa1)	01/15/16	11.250	1,183,656
1,200	Viasystems, Inc., Global Senior Unsecured Notes (Callable 01/15/08 @ $105.25)	(B- , Caa1)	01/15/11	10.500	1,212,000
					6,954,351
Energy - Exploration & Production (3.8%)
1,225	Chaparral Energy, Inc., Rule 144A, Senior Notes (Callable 02/01/12 @ $104.44) ‡§	(CCC+ , Caa1)	02/01/17	8.875	1,151,500
1,983	Chesapeake Energy Corp., Senior Notes (Callable 01/15/09 @ $103.44)	(BB , Ba2)	01/15/16	6.875	1,983,000
1,050	Encore Acquisition Co., Company Guaranteed Notes (Callable 12/01/10 @ $103.63)	(B , B1)	12/01/17	7.250	1,010,625
175	Forest Oil Corp., Global Company Guaranteed Notes (Callable 05/01/08 @ $102.58)	(B+ , B1)	05/01/14	7.750	177,625
325	Forest Oil Corp., Rule 144A, Senior Notes (Callable 06/15/12 @ $103.63) ‡§	(B+ , B1)	06/15/19	7.250	326,625
975	Hilcorp Energy I, Rule 144A, Senior Notes (Callable 06/01/11 @ $104.50) ‡	(B , B3)	06/01/16	9.000	1,016,437
1,275	Petrohawk Energy Corp., Global Company Guaranteed Notes (Callable 07/15/10 @ $104.56)	(B , B3)	07/15/13	9.125	1,359,469
1,575	Plains Exploration & Production, Co., Company Guaranteed Notes (Callable 06/15/11 @ $103.88) §	(BB- , B1)	06/15/15	7.750	1,575,000
					8,600,281
Environmental (1.8%)
2,325	Allied Waste North America, Inc., Series B, Global Senior Notes (Callable 04/15/09 @ $103.69) §	(B+ , B2)	04/15/14	7.375	2,359,875
1,800	Waste Services, Inc., Global Senior Subordinated Notes (Callable 04/15/09 @ $104.75)	(CCC+ , Caa1)	04/15/14	9.500	1,809,000
					4,168,875
Food & Drug Retailers (1.6%)
1,925	Duane Reade, Inc., Global Senior Subordinated Notes (Callable 08/01/08 @ $104.88) §	(CC , Caa3)	08/01/11	9.750	1,876,875
250	Ingles Markets, Inc., Global Company Guaranteed Notes (Callable 12/01/07 @ $102.90)	(B , B3)	12/01/11	8.875	256,875
400	Rite Aid Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/11 @ $104.69) ‡	(CCC+ , Caa1)	12/15/15	9.375	371,000
75	Stater Brothers Holdings, Inc., Global Company Guaranteed Notes (Callable 04/15/11 @ $103.88)	(B+ , B2)	04/15/15	7.750	75,188
1,175	Stater Brothers Holdings, Inc., Global Senior Notes (Callable 06/15/08 @ $104.06)	(B+ , B2)	06/15/12	8.125	1,192,625
					3,772,563

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Food - Wholesale (1.3%)
$825	Dole Food Co., Debentures #§	(B- , Caa1)	07/15/13	8.750	$812,625
950	National Beef Packing Company LLC, Global Senior Unsecured Notes (Callable 08/01/08 @ $102.63)	(B- , Caa1)	08/01/11	10.500	959,500
1,075	Smithfield Foods, Inc., Senior Unsecured Notes §	(BB , Ba3)	07/01/17	7.750	1,112,625
					2,884,750
Forestry & Paper (4.7%)
800	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/09 @ $103.56)	(B+ , B2)	10/15/14	7.125	792,000
1,900	Cellu Tissue Holdings, Inc., Global Secured Notes (Callable 03/15/08 @ $103.67)	(B , B2)	03/15/10	9.750	1,876,250
250	Georgia-Pacific Corp., Debentures	(B , B2)	06/15/15	7.700	247,500
750	Georgia-Pacific Corp., Global Senior Notes §	(B , B2)	01/15/24	8.000	742,500
300	Georgia-Pacific Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $103.56) ‡	(B , Ba3)	01/15/17	7.125	294,000
800	Graphic Packaging International Corp., Global Senior Subordinated Notes (Callable 08/15/08 @ $104.75)	(B- , B3)	08/15/13	9.500	844,000
625	Newark Group, Inc., Global Senior Subordinated Notes (Callable 03/15/09 @ $104.88)	(B- , B3)	03/15/14	9.750	615,625
500	NewPage Corp., Global Company Guaranteed Notes (Callable 05/01/09 @ $106.00)	(B , B2)	05/01/12	10.000	531,250
1,025	NewPage Corp., Global Company Guaranteed Notes (Callable 05/01/09 @ $106.00) §	(CCC+ , B3)	05/01/13	12.000	1,112,125
2,475	Smurfit-Stone Container, Global Senior Notes (Callable 07/01/08 @ $102.79)	(B- , B3)	07/01/12	8.375	2,487,375
1,125	Verso Paper Holdings LLC/ Inc., Series B, Global Company Guaranteed Notes (Callable 08/01/11 @ $105.69)	(CCC+ , B3)	08/01/16	11.375	1,198,125
75	Verso Paper Holdings LLC/ Inc., Series B, Global Secured Notes (Callable 08/01/10 @ $104.56)	(B+ , B2)	08/01/14	9.125	77,812
					10,818,562
Gaming (6.3%)
1,125	Buffalo Thunder Development Authority, Rule 144A, Secured Notes (Callable 12/15/10 @ $104.69) ‡	(B , B2)	12/15/14	9.375	1,057,500
1,225	CCM Merger, Inc., Rule 144A, Notes (Callable 08/01/09 @ $104.00) ‡	(CCC+ , B3)	08/01/13	8.000	1,182,125
300	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/11 @ $103.63) ‡	(BB , Ba2)	11/15/19	7.250	294,000
625	Fontainebleau Las Vegas, Rule 144A, Second Mortgage Notes (Callable 06/15/11 @ $105.13) ‡	(CCC+ , Caa1)	06/15/15	10.250	587,500
900	Herbst Gaming, Inc., Global Senior Subordinated Notes (Callable 06/01/08 @ $104.06)	(CCC+ , Caa1)	06/01/12	8.125	812,250
750	Inn of the Mountain Gods, Global Senior Notes (Callable 11/15/07 @ $106.00)	(B , B3)	11/15/10	12.000	795,000
1,450	Jacobs Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/15/10 @ $104.88)	(B- , B3)	06/15/14	9.750	1,471,750
675	Majestic Star Casino LLC, Company Guaranteed Notes (Callable 10/15/08 @ $102.38)	(B+ , B2)	10/15/10	9.500	668,250
900	Majestic Star LLC, Global Senior Unsecured Notes (Callable 10/15/08 @ $104.88) §	(CCC , Caa2)	01/15/11	9.750	769,500
250	MGM Mirage, Company Guaranteed	(BB , Ba2)	04/01/16	6.875	240,000
1,000	MGM Mirage, Inc., Company Guaranteed Notes	(BB , Ba2)	06/01/16	7.500	998,750
1,425	MGM Mirage, Inc., Company Guaranteed Notes §	(BB , Ba2)	01/15/17	7.625	1,432,125
175	MGM Mirage, Inc., Global Company Guaranteed Notes	(BB , Ba2)	04/01/13	6.750	171,500
1,250	Trump Entertainment Resorts, Inc., Secured Notes (Callable 06/01/10 @ $104.25) §	(B , Caa1)	06/01/15	8.500	1,065,625
775	Turning Stone Resort Casino Enterprise, Rule 144A, Senior Notes (Callable 09/15/10 @ $104.56) ‡	(B+ , B1)	09/15/14	9.125	806,000
2,100	Wimar Opco LLC, Rule 144A, Senior Subordinated Notes (Callable 12/15/10 @ $104.81) ‡§	(CCC+ , Caa1)	12/15/14	9.625	1,585,500
400	Wynn Las Vegas LLC, Global First Mortgage Notes (Callable 12/01/09 @ $103.31) §	(BBB- , Ba2)	12/01/14	6.625	395,000
					14,332,375
Gas Distribution (1.9%)
500	Amerigas Partners LP, Senior Unsecured	(NR , B1)	05/20/15	7.250	497,500
1,625	El Paso Performance-Link, Rule 144A, Notes ‡	(BB , Ba3)	07/15/11	7.750	1,683,529
825	Inergy LP/Inergy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B , B1)	03/01/16	8.250	866,250
575	Williams Companies, Inc., Global Senior Unsecured Notes	(BB+ , Baa3)	03/15/12	8.125	622,438
725	Williams Partners LP, Company Guaranteed Notes	(BB+ , Ba3)	02/01/17	7.250	751,281
					4,420,998
Health Services (9.2%)
540	Bausch & Lomb, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/11 @ $104.94) ‡	(B- , Caa1)	11/01/15	9.875	557,550
1,925	Community Health Systems, Inc., Rule 144A, Senior Notes (Callable 07/15/11 @ $104.44) ‡	(B- , B3)	07/15/15	8.875	1,958,687
1,875	HCA, Inc., Global Secured Notes (Callable 11/15/11 @ $104.63)	(BB- , B2)	11/15/16	9.250	1,978,125
1,300	HCA, Inc., Global Senior Unsecured Notes	(B- , Caa1)	01/15/15	6.375	1,116,375
4,650	HCA, Inc., Global Senior Unsecured Notes §	(B- , Caa1)	02/15/16	6.500	3,993,187
1,050	HCA, Inc., Senior Unsecured Notes	(B- , Caa1)	02/15/13	6.250	937,125

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Health Services
$1,275	Healthsouth Corp., Global Company Guaranteed Notes (Callable 06/15/11 @ $105.38) §	(CCC+ , Caa1)	06/15/16	10.750	$1,351,500
850	Iasis Healthcare/Capital Corp., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.38)	(CCC+ , B3)	06/15/14	8.750	862,750
800	Senior Housing Properties Trust, Senior Notes	(BB+ , Ba2)	01/15/12	8.625	868,000
200	Service Corporation International, Global Senior Unsecured Notes	(BB- , B1)	04/01/15	6.750	200,500
750	Stewart Enterprises, Inc., Global Senior Notes (Callable 02/15/09 @ $103.13)	(B+ , Ba3)	02/15/13	6.250	725,625
2,750	Tenet Healthcare Corp., Global Senior Notes	(CCC+ , Caa1)	07/01/14	9.875	2,516,250
500	Tenet Healthcare Corp., Global Senior Notes #	(CCC+ , Caa1)	02/01/15	9.250	442,500
500	Universal Hospital Services, Inc., Rule 144A, Secured Notes (Callable 06/01/09 @ $102.00) ‡#	(B+ , B3)	06/01/15	8.759	503,750
475	Universal Hospital Services, Inc., Rule 144A, Secured Notes (Callable 06/01/11 @ $104.25) ‡	(B+ , B3)	06/01/15	8.500	485,688
1,600	Vanguard Health Holding Co., Global Senior Subordinated Notes (Callable 10/01/09 @ $104.50)	(CCC+ , Caa1)	10/01/14	9.000	1,568,000
1,025	Varietal Distribution, Rule 144A, Senior Notes (Callable 07/15/11 @ $105.13) ‡§	(CCC+ , Caa1)	07/15/15	10.250	1,009,625
					21,075,237
Hotels (0.6%)
350	Host Hotels & Resorts LP, Global Secured Notes (Callable 11/01/10 @ $103.44) §	(BB , Ba1)	11/01/14	6.875	354,375
975	Host Marriott LP, Series Q, Global Company Guaranteed Notes (Callable 06/01/11 @ $103.33) §	(BB , Ba1)	06/01/16	6.750	979,875
					1,334,250
Household & Leisure Products (1.4%)
1,000	ALH Finance LLC/ALH Finance Corp., Global Senior Subordinated Notes (Callable 01/15/09 @ 104.25)	(CCC , B3)	01/15/13	8.500	987,500
500	Ames True Temper, Inc., Global Company Guaranteed Notes (Callable 01/15/08 @ $101.50) #	(CCC+ , Caa1)	01/15/12	9.243	482,500
1,400	Ames True Temper, Inc., Global Senior Subordinated Notes (Callable 07/15/08 @ $105.00)	(CCC- , Caa3)	07/15/12	10.000	1,113,000
180	Sealy Mattress Co., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.13) §	(B , B2)	06/15/14	8.250	180,000
400	Simmons Bedding Co., Global Senior Subordinated Notes (Callable 01/15/09 @ $103.94)	(CCC+ , B2)	01/15/14	7.875	385,000
					3,148,000
Leisure (1.1%)
263	Bally Total Fitness Holding Corp., Secured Notes (Callable 07/15/08 @ $106.50)	(D , NR)	07/15/11	13.000	265,756
500	Bluegreen Corp., Series B, Company Guaranteed Notes	(B- , B3)	04/01/08	10.500	501,250
950	Six Flags, Inc., Global Senior Notes (Callable 02/01/08 @ $101.48)	(CCC- , Caa2)	02/01/10	8.875	814,625
175	Six Flags, Inc., Global Senior Notes (Callable 04/15/08 @ $104.88) §	(CCC- , Caa2)	04/15/13	9.750	144,813
1,050	Six Flags, Inc., Global Senior Notes (Callable 06/01/09 @ $104.81)	(CCC- , Caa2)	06/01/14	9.625	828,187
					2,554,631
Machinery (0.4%)
875	Baldor Electric Co., Company Guaranteed Notes (Callable 02/15/12 @ $104.31)	(B , B3)	02/15/17	8.625	916,563
Media - Broadcast (4.2%)
1,000	Allbritton Communications Co., Global Senior Subordinated Notes (Callable 12/15/07 @ $103.88)	(B- , B1)	12/15/12	7.750	1,020,000
1,325	Barrington Broadcasting, Global Company Guaranteed Notes (Callable 08/15/10 @ 105.25)	(CCC+ , B3)	08/15/14	10.500	1,381,312
925	CMP Susquehanna Corp., Global Company Guaranteed Notes (Callable 05/15/10 @ $104.94) §	(CCC , Caa1)	05/15/14	9.875	854,469
475	Fisher Communications, Inc., Global Senior Notes (Callable 09/15/09 @ $104.31)	(B- , B2)	09/15/14	8.625	493,406
1,375	ION Media Networks, Inc., Rule 144A, Secured Notes (Callable 01/15/08 @ $102.00) ‡#	(CCC- , Caa1)	01/15/13	11.493	1,402,500
925	Local TV Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 06/15/11 @ $104.63) ‡	(CCC+ , Caa1)	06/15/15	9.250	890,313
1,625	Univision Communications, Inc., Rule 144A, Senior Notes (Callable 03/15/11 @ $104.88) ‡	(CCC+ , B3)	03/15/15	9.750	1,600,625
600	XM Satellite Radio, Inc., Global Company Guaranteed Notes (Callable 05/01/08 @ $102.00) #	(CCC , Caa1)	05/01/13	9.856	600,000
1,525	Young Broadcasting, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $104.38)	(CCC- , Caa1)	01/15/14	8.750	1,322,937
					9,565,562
Media - Cable (6.7%)
1,700	Atlantic Broadband Finance LLC, Global Company Guaranteed Notes (Callable 01/15/09 @ $104.69)	(CCC+ , Caa1)	01/15/14	9.375	1,674,500
1,650	CCH I Holdings LLC, Global Company Guaranteed Notes (Callable 12/24/07 @ $100.00) §	(CCC , Caa3)	04/01/14	9.920	1,353,000
2,675	CCH I LLC, Global Secured Notes (Callable 10/01/10 @ $105.50)	(CCC , Caa2)	10/01/15	11.000	2,608,125
1,600	CCH II LLC, Series B, Global Senior Unsecured Notes (Callable 09/15/08 @ $105.13)	(CCC , Caa1)	09/15/10	10.250	1,636,000
792	Charter Communications Holdings LLC, Senior Discount Notes (Callable 12/24/07 @ $100.00) #§	(CCC , Ca)	04/01/11	9.920	720,720
1,275	CSC Holdings, Inc., Global Senior Unsecured Notes §	(B+ , B2)	04/15/12	6.750	1,239,937

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Media - Cable
$1,250	CSC Holdings, Inc., Series B, Senior Unsecured Notes	(B+ , B2)	04/01/11	7.625	$1,253,125
1,100	DirecTV Holdings/Finance, Global Senior Notes (Callable 03/15/08 @ $104.19)	(BB- , Ba3)	03/15/13	8.375	1,155,000
1,150	EchoStar DBS Corp., Global Company Guaranteed Notes	(BB- , Ba3)	10/01/14	6.625	1,175,875
750	Insight Communications Company, Inc., Senior Discount Notes (Callable 02/15/08 @ $102.04)	(CCC+ , B3)	02/15/11	12.250	778,125
104	Insight Midwest/Insight Capital Corp., Senior Notes (Callable 12/24/07 @ $100.00)	(B , B3)	10/01/09	9.750	104,390
775	Mediacom Broadband LLC, Global Senior Notes (Callable 10/15/10 @ $104.25)	(B , B3)	10/15/15	8.500	767,250
825	Mediacom LLC/Capital Corp., Senior Notes (Callable 02/15/08 @ $100.00)	(B , B3)	02/15/11	7.875	802,313
					15,268,360
Media - Services (0.2%)
750	WMG Holdings Corp., Global Company Guaranteed Notes (Callable 12/15/09 @ $104.75) +	(B , B2)	12/15/14	0.000	555,000
Metals & Mining - Excluding Steel (3.3%)
225	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.50)	(B- , B3)	12/15/14	9.000	204,188
1,100	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $105.00) §	(B- , Caa1)	12/15/16	10.000	973,500
1,600	Alpha Natural Resources LLC, Global Company Guaranteed Notes (Callable 06/01/08 @ $105.00) #	(B- , B3)	06/01/12	10.000	1,712,000
1,275	Freeport - McMoRan Copper & Gold, Inc., Senior Unsecured Notes (Callable 04/01/11 @ $104.13)	(BB , Ba3)	04/01/15	8.250	1,380,187
1,075	Freeport - McMoRan Copper & Gold, Inc., Senior Unsecured Notes (Callable 04/01/12 @ $104.19)	(BB , Ba3)	04/01/17	8.375	1,179,812
482	GrafTech Finance, Inc., Global Company Guaranteed Notes (Callable 02/15/08 @ $103.42)	(B , B2)	02/15/12	10.250	506,100
1,700	Noranda Aluminum Acquisition, Rule 144A, Senior Unsecured Notes (Callable 05/15/08 @ $102.00) ‡#	(CCC+ , B3)	05/15/15	9.360	1,576,750
					7,532,537
Mortgage Banks & Thrifts (0.7%)
1,600	Countrywide Home Loans, Inc., Series MTNK, Global Notes §	(BBB+ , Baa3)	12/19/07	4.250	1,581,086
Non-Food & Drug Retailers (5.6%)
1,589	Affinity Group, Inc., Global Senior Subordinated Notes (Callable 02/15/08 @ $105.44)	(CCC+ , Caa1)	02/15/12	10.875	1,612,535
900	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.81)	(B , B3)	03/15/17	7.625	846,000
1,350	Brookstone Company, Inc., Global Secured Notes (Callable 10/15/09 @ $106.00)	(B , Caa1)	10/15/12	12.000	1,356,750
1,365	Claire's Stores, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/11 @ $104.81) ‡§	(CCC+ , Caa1)	06/01/15	9.625	1,122,712
1,075	Finlay Fine Jewelry Corp., Global Senior Notes (Callable 06/01/08 @ $104.19)	(B- , Caa1)	06/01/12	8.375	865,375
850	GameStop Corp., Global Company Guaranteed Notes (Callable 10/01/09 @ $104.00)	(BB , Ba3)	10/01/12	8.000	891,438
505	Michaels Stores, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $105.00)	(CCC , B2)	11/01/14	10.000	511,313
1,120	Michaels Stores, Inc., Global Company Guaranteed Notes (Callable 11/01/11 @ $105.69) §	(CCC , Caa1)	11/01/16	11.375	1,122,800
1,585	Neiman Marcus Group, Inc., Global Company Guaranteed Notes (Callable 10/15/10 @ $105.19)	(B , B3)	10/15/15	10.375	1,731,612
1,000	PCA LLC/PCA Finance Corp., Global Company Guaranteed Notes ø	(NR , NR)	08/01/09	11.875	58,750
600	SGS International, Inc., Rule 144A, Global Senior Subordinated Notes (Callable 12/15/09 @ $106.00) ‡	(B- , B3)	12/15/13	12.000	634,500
863	Susser Holdings LLC, Global Company Guaranteed Notes (Callable 12/15/09 @ $105.31)	(B , B3)	12/15/13	10.625	901,835
100	Yankee Acquisition Corp., Series B, Global Company Guaranteed Notes (Callable 02/15/11 @ $104.25)	(CCC+ , B3)	02/15/15	8.500	94,250
1,225	Yankee Acquisition Corp., Series B, Global Company Guaranteed Notes (Callable 02/15/12 @ $104.88) §	(CCC+ , Caa1)	02/15/17	9.750	1,139,250
					12,889,120
Office Equipment (0.1%)
300	IKON Office Solutions, Inc., Global Senior Notes (Callable 09/15/10 @ $103.88)	(BB , Ba3)	09/15/15	7.750	306,750
Oil Field Equipment & Services (0.4%)
825	Bristow Group, Inc., Rule 144A, Senior Notes (Callable 09/15/12 @ $103.75) ‡	(BB , Ba2)	09/15/17	7.500	853,875
Packaging (4.0%)
325	Berry Petroleum Co., Senior Subordinated Notes (Callable 11/01/11 @ $104.13)	(B , B3)	11/01/16	8.250	333,125
975	Berry Plastics Holding Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $105.13)	(CCC+ , Caa2)	03/01/16	10.250	940,875
1,105	Berry Plastics Holding Corp., Global Secured Notes (Callable 09/15/10 @ $104.44)	(B , B3)	09/15/14	8.875	1,138,150
1,625	Constar International, Inc., Senior Subordinated Notes (Callable 12/01/07 @ $105.50)	(CCC , Caa2)	12/01/12	11.000	1,226,875
500	Crown Americas LLC, Global Senior Notes (Callable 11/15/10 @ $103.88)	(B , B1)	11/15/15	7.750	517,500
50	Graham Packaging Company, Inc., Global Company Guaranteed Notes (Callable 10/15/08 @ $104.25)	(CCC+ , Caa1)	10/15/12	8.500	49,875

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Packaging
$1,225	Graham Packaging Company, Inc., Global Subordinated Notes (Callable 10/15/09 @ $104.94)	(CCC+ , Caa1)	10/15/14	9.875	$1,218,875
154	Owens-Brockway Glass Containers, Global Company Guaranteed Notes (Callable 02/15/08 @ $100.00)	(BB , Ba2)	02/15/09	8.875	155,347
775	Owens-Brockway Glass Containers, Inc., Rule 144A, Senior Notes (Callable 05/15/08 @ $104.13) ‡	(B , B3)	05/15/13	8.250	809,875
1,200	Pliant Corp., Global Company Guaranteed Notes (Callable 07/01/08 @ $102.78) §	(CCC , Caa1)	09/01/09	11.125	1,044,000
1	Pliant Corp., Global Secured Notes (Callable 01/07/08 @ $108.72)	(B , NR)	06/15/09	11.625	655
1,825	Solo Cup Co., Global Senior Subordinated Notes (Callable 02/15/09 @ $104.25) §	(CCC- , Caa2)	02/15/14	8.500	1,651,625
					9,086,777
Printing & Publishing (5.0%)
975	American Media Operations, Inc., Series B, Global Company Guaranteed Notes §	(CCC- , Caa2)	05/01/09	10.250	936,000
700	Dex Media, Inc., Global Discount Notes (Callable 11/15/08 @ $104.50) +	(B , B2)	11/15/13	0.000	666,750
1,150	Haights Cross Operating Co., Global Company Guaranteed Notes (Callable 08/15/08 @ $105.88)	(CCC- , Caa1)	08/15/11	11.750	1,213,250
1,000	Idearc, Inc., Global Company Guaranteed Notes (Callable 11/15/11 @ $104.00) §	(B+ , B2)	11/15/16	8.000	1,007,500
750	R. H. Donnelley Corp., Rule 144A, Senior Notes (Callable 10/15/12 @ $104.44) ‡	(B , B3)	10/15/17	8.875	753,750
2,425	R.H. Donnelley Corp., Global Senior Unsecured Notes (Callable 01/15/09 @ $103.44)	(B , B3)	01/15/13	6.875	2,291,625
900	R.H. Donnelley Corp., Series A-2, Global Senior Discount Notes (Callable 01/15/09 @ $103.44)	(B , B3)	01/15/13	6.875	850,500
250	R.H. Donnelley Corp., Series A-3, Global Senior Notes (Callable 01/15/11 @ $104.44)	(B , B3)	01/15/16	8.875	251,250
1,400	Reader's Digest Association, Inc., Rule 144A, Senior Subordinated Notes (Callable 02/15/12 @ $104.50) ‡§	(CCC+ , Caa1)	02/15/17	9.000	1,254,750
1,300	TL Acquisitions, Inc., Rule 144A, Senior Notes (Callable 07/15/11 @ $105.25) ‡	(CCC+ , Caa1)	01/15/15	10.500	1,300,000
1,050	Valassis Communications, Inc., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13) §	(B- , B3)	03/01/15	8.250	889,875
					11,415,250
Restaurants (0.9%)
1,325	Buffets, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $106.25) §	(CCC , Caa3)	11/01/14	12.500	864,562
775	Denny's Corp., Global Company Guaranteed Notes (Callable 10/01/08 @ $105.00)	(B- , B3)	10/01/12	10.000	800,188
425	OSI Restaurant Partners, Inc., Rule 144A, Senior Notes (Callable 06/15/11 @ $105.00) ‡#§	(CCC+ , Caa1)	06/15/15	10.000	367,625
					2,032,375
Software (0.7%)
1,650	First Data Corp., Rule 144A, Company Guaranteed Notes (Callable 09/30/11 @ $104.94) ‡	(B- , B3)	09/24/15	9.875	1,581,938
Software/Services (1.3%)
2,775	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/10 @ $105.13) §	(B- , Caa1)	08/15/15	10.250	2,906,813
Steel Producers/Products (2.1%)
1,325	AK Steel Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $102.58)	(B+ , B1)	06/15/12	7.750	1,358,125
1,150	PNA Group, Inc., Global Senior Unsecured Notes (Callable 09/01/11 @ $105.38)	(B- , B3)	09/01/16	10.750	1,181,625
400	PNA Intermediate Holding Corp., Rule 144A, Senior Notes (Callable 02/15/08 @ $102.00) ‡#	(B- , Caa1)	02/15/13	12.558	395,000
1,275	Rathgibson, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $105.62)	(B- , B3)	02/15/14	11.250	1,322,813
450	Ryerson, Inc., Senior Notes	(B+ , B2)	11/01/15	12.000	464,625
					4,722,188
Support - Services (7.0%)
1,250	Allied Security Escrow Corp., Global Senior Subordinated Notes (Callable 07/15/08 @ $105.69)	(CCC+ , Caa1)	07/15/11	11.375	1,200,000
300	ARAMARK Corp., Company Guaranteed Notes #	(B- , B3)	02/01/15	8.856	303,000
1,025	ARAMARK Corp., Global Company Guaranteed Notes (Callable 02/01/11 @ $104.25) §	(B- , B3)	02/01/15	8.500	1,042,938
400	Ashtead Capital, Inc., Rule 144A, Notes (Callable 08/15/11 @ $104.50) ‡	(B , B1)	08/15/16	9.000	390,000
150	Education Management LLC, Global Company Guaranteed Notes (Callable 06/01/10 @ $104.38)	(CCC+ , B2)	06/01/14	8.750	155,625
1,075	Education Management LLC, Global Company Guaranteed Notes (Callable 06/01/11 @ $105.13) §	(CCC+ , Caa1)	06/01/16	10.250	1,134,125
500	Hertz Corp., Global Company Guaranteed Notes (Callable 01/01/10 @ $104.44)	(B , B1)	01/01/14	8.875	517,500
600	Hertz Corp., Global Company Guaranteed Notes (Callable 01/01/11 @ $105.25) §	(B , B2)	01/01/16	10.500	648,000
750	Iron Mountain, Inc., Company Guaranteed Notes (Callable 04/01/08 @ $101.44)	(B , B3)	04/01/13	8.625	766,875
200	Iron Mountain, Inc., Company Guaranteed Notes (Callable 07/01/08 @ $103.31)	(B , B3)	01/01/16	6.625	191,000
1,500	Johnsondiversey Holdings, Inc., Global Discount Notes (Callable 05/15/08 @ $103.56)	(CCC+ , Caa1)	05/15/13	10.670	1,560,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Support - Services
$775	Kar Holdings, Inc., Rule 144A, Senior Notes (Callable 05/01/10 @ $104.38) ‡	(CCC , B3)	05/01/14	8.750	$751,750
675	Kar Holdings, Inc., Rule 144A, Senior Subordinated Notes (Callable 04/01/11 @ $105.00) ‡	(CCC , Caa1)	05/01/15	10.000	648,000
1,050	Mobile Services Group, Inc., Rule 144A, Senior Notes (Callable 08/01/10 @ $104.88) ‡	(B- , B3)	08/01/14	9.750	1,060,500
1,350	Neff Corp., Global Company Guaranteed Notes (Callable 06/01/11 @ $105.00) §	(B- , Caa2)	06/01/15	10.000	978,750
1,125	Rental Service Corp., Global Company Guaranteed Notes (Callable 12/01/10 @ $104.75)	(B- , Caa1)	12/01/14	9.500	1,087,031
1,875	Travelport LLC, Global Company Guaranteed Notes (Callable 09/01/11 @ $105.94) §	(CCC+ , Caa1)	09/01/16	11.875	2,034,375
1,375	United Rentals North America, Inc., Global Senior Subordinated Notes (Callable 02/15/09 @ $103.50)	(B , Caa1)	02/15/14	7.000	1,464,375
					15,933,844
Telecom - Fixed Line (1.2%)
2,225	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $102.00) #	(CCC+ , B3)	02/15/15	9.150	2,019,188
775	Time Warner Telecom Holdings, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $104.62)	(CCC+ , B3)	02/15/14	9.250	808,906
					2,828,094
Telecom - Integrated/Services (3.8%)
1,450	Cincinnati Bell, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $104.19) §	(B- , B2)	01/15/14	8.375	1,460,875
700	Hawaiian Telcom Communications, Inc., Series B, Global Company Guaranteed Notes (Callable 05/01/10 @ $106.25) §	(CCC , Caa1)	05/01/15	12.500	763,000
1,100	Hughes Network Systems LLC, Global Company Guaranteed Notes (Callable 04/15/10 @ $104.75)	(B- , B1)	04/15/14	9.500	1,134,375
900	Paetec Holding Corp., Rule 144A, Company Guaranteed Notes (Callable 07/15/11 @ $104.75) ‡	(CCC+ , Caa1)	07/15/15	9.500	927,000
350	Qwest Communications International, Inc., Global Company Guaranteed Notes (Callable 02/15/08 @ $103.63)	(B+ , Ba3)	02/15/11	7.250	355,250
2,250	Qwest Communications International, Inc., Series B, Global Company Guaranteed Notes (Callable 02/15/09 @ $103.75)	(B+ , Ba3)	02/15/14	7.500	2,289,375
350	Windstream Corp., Global Company Guaranteed Notes	(BB- , Ba3)	08/01/13	8.125	371,875
125	Windstream Corp., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.50)	(BB- , Ba3)	03/15/19	7.000	123,750
1,100	Windstream Corp., Global Company Guaranteed Notes (Callable 08/01/11 @ $104.31) §	(BB- , Ba3)	08/01/16	8.625	1,182,500
					8,608,000
Telecom - Wireless (2.8%)
675	Centennial Cellular Communications Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $105.06)	(CCC+ , B2)	06/15/13	10.125	720,563
925	Cricket Communications, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $104.69)	(CCC , Caa1)	11/01/14	9.375	922,687
1,350	Dobson Cellular Systems, Inc., Global Secured Notes (Callable 11/01/08 @ $104.94)	(B- , B1)	11/01/12	9.875	1,468,125
1,175	Metro PCS Wireless, Inc., Rule 144A, Senior Notes (Callable 11/01/10 @ $104.63) ‡	(CCC , Caa1)	11/01/14	9.250	1,172,062
225	Rural Cellular Corp., Global Senior Unsecured Notes (Callable 01/15/08 @ $101.63)	(CCC , B3)	02/01/10	9.875	235,688
850	Rural Cellular Corp., Rule 144A, Senior Subordinated Notes (Callable 06/01/08 @ $102.00) ‡#	(CCC , Caa2)	06/01/13	8.621	872,313
975	SunCom Wireless Holdings, Inc., Global Company Guaranteed Notes (Callable 06/01/08 @ $104.25)	(CCC , Caa2)	06/01/13	8.500	1,027,406
					6,418,844
Textiles & Apparel (0.8%)
1,025	Levi Strauss & Co., Global Senior Notes (Callable 01/15/10 @ $104.88)	(B+ , B2)	01/15/15	9.750	1,074,969
950	Propex Fabrics, Inc., Global Company Guaranteed Notes (Callable 12/01/08 @ $105.00)	(CCC , Caa2)	12/01/12	10.000	612,750
					1,687,719
Theaters & Entertainment (0.7%)
1,675	AMC Entertainment, Inc., Global Senior Subordinated Notes (Callable 03/01/09 @ $104.00) §	(CCC+ , B2)	03/01/14	8.000	1,645,688
TOTAL U.S. CORPORATE BONDS (Cost $302,185,927)					296,126,534
FOREIGN CORPORATE BONDS (12.9%)
Building Materials (0.2%)
1,000	Maax Corp., Global Senior Subordinated Notes (Callable 06/15/08 @ $104.88) (Canada) §	(CC , Caa3)	06/15/12	9.750	345,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS
Chemicals (1.3%)
$1,850	Basell AF SCA, Rule 144A, Company Guaranteed Notes (Callable 08/15/10 @ $104.19) (Luxembourg) ‡§	(B , B2)	08/15/15	8.375	$1,665,000
1,350	Ineos Group Holdings PLC, Rule 144A, Company Guaranteed Notes (Callable 02/15/11 @ $104.25) (United Kingdom) ‡§	(B- , B3)	02/15/16	8.500	1,289,250
					2,954,250
Electronics (1.8%)
450	Avago Technologies Finance, Global Company Guaranteed Notes (Callable 12/01/09 @ $105.06) (Singapore) #	(B , B2)	12/01/13	10.125	488,250
600	Avago Technologies Finance, Global Company Guaranteed Notes (Callable 12/01/10 @ $105.94) (Singapore)	(CCC+ , Caa1)	12/01/15	11.875	675,000
1,000	New Asat, Ltd., Global Company Guaranteed Notes (Callable 02/01/08 @ $104.63) (Cayman Islands)	(CCC- , Caa1)	02/01/11	9.250	815,000
2,050	NXP BV/NXP Funding LLC, Global Company Guaranteed Notes (Callable 10/15/11 @ $104.75) (Netherlands) §	(B- , B3)	10/15/15	9.500	1,942,375
275	NXP BV/NXP Funding LLC, Global Secured Notes (Callable 10/15/10 @ $103.94) (Netherlands) §	(BB , Ba3)	10/15/14	7.875	269,844
					4,190,469
Energy - Exploration & Production (0.4%)
875	OPTI Canada, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/10 @ $104.13) (Canada) ‡	(BB+ , B1)	12/15/14	8.250	881,563
Forestry & Paper (1.1%)
600	Abitibi-Consolidated, Inc., Global Notes (Canada)	(B , B3)	06/15/11	7.750	501,000
500	Abitibi-Consolidated, Inc., Yankee Senior Notes (Canada)	(B , B3)	04/01/15	8.375	390,000
850	Bowater Canada Finance Corp., Global Company Guaranteed Notes (Canada)	(B , B3)	11/15/11	7.950	733,125
1,000	Smurfit Kappa Funding PLC, Series $, Global Senior Subordinated Notes (Callable 01/31/10 @ $103.88) (Ireland)	(B , B2)	04/01/15	7.750	990,000
					2,614,125
Leisure (0.5%)
1,175	NCL Corp., Global Senior Notes (Callable 07/15/09 @ $105.31) (Bermuda) #	(B , B3)	07/15/14	10.625	1,195,562
Media - Cable (1.0%)
150	NTL Cable PLC, Global Senior Notes (Callable 08/15/11 @ $104.56) (United Kingdom)	(B- , B2)	08/15/16	9.125	159,000
675	Unity Media GmbH, Rule 144A, Secured Notes (Callable 02/15/10 @ $105.06) (Germany) ‡	(CCC+ , Caa2)	02/15/15	10.125	1,042,474
500	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 04/15/09 @ $104.88) (United Kingdom)	(B- , B2)	04/15/14	9.750	1,046,464
					2,247,938
Media - Diversified (0.6%)
1,300	Quebecor Media, Inc., Rule 144A, Notes (Canada) ‡	(B , B2)	03/15/16	7.750	1,261,000
Metals & Mining - Excluding Steel (0.0%)
1,021	International Utility Structures, Inc., Yankee Senior Subordinated Notes (Canada) ^ø	(NR , NR)	02/01/08	10.750	0
Oil Refining & Marketing (0.2%)
200	Petroplus Finance, Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/01/11 @ $103.38) (Bermuda) ‡	(BB- , B1)	05/01/14	6.750	191,000
400	Petroplus Finance, Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/01/12 @ $103.50) (Bermuda) ‡	(BB- , B1)	05/01/17	7.000	378,000
					569,000
Pharmaceuticals (0.4%)
775	Elan Finance PLC, Global Company Guaranteed Notes (Callable 12/01/10 @ $104.44) (Ireland)	(B , B3)	12/01/13	8.875	780,813
150	Elan Finance PLC, Global Company Guaranteed Notes (Callable 11/15/08 @ $103.88) (Ireland)	(B , B3)	11/15/11	7.750	148,875
					929,688

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS
Printing & Publishing (0.3%)
$800	Quebecor World, Inc., Rule 144A, Senior Notes (Callable 01/15/11 @ $104.88) (Canada) ‡	(B- , Caa1)	01/15/15	9.750	$784,000
Support - Services (0.8%)
1,000	Ashtead Holdings PLC, Rule 144A, Secured Notes (Callable 08/01/10 @ $104.31) (United Kingdom) ‡	(B , B1)	08/01/15	8.625	960,000
525	Carlson Wagonlit BV, Rule 144A, Senior Notes (Callable 11/01/07 @ $104.00) (Netherlands) ‡#	(B- , B2)	05/01/15	10.002	793,724
					1,753,724
Telecom - Integrated/Services (3.1%)
1,425	Global Crossing UK Finance, Global Company Guaranteed Notes (Callable 12/15/09 @ $105.38) (United Kingdom)	(B- , B3)	12/15/14	10.750	1,517,625
550	Hellas II, Rule 144A, Subordinated Notes (Callable 01/15/08 @ $102.00) (Luxembourg) ‡#	(CCC+ , Caa1)	01/15/15	10.993	547,250
1,300	Intelsat Bermuda, Ltd., Global Company Guaranteed (Callable 01/15/08 @ $102.00) (Bermuda) #	(B , Caa1)	01/15/15	8.886	1,326,000
850	Intelsat Bermuda, Ltd., Global Senior Unsecured Notes (Bermuda)	(B- , Caa1)	11/01/13	6.500	671,500
2,200	Intelsat, Ltd., Global Senior Unsecured Notes (Callable 06/15/11 @ $105.62) (Bermuda) §	(B- , Caa1)	06/15/16	11.250	2,376,000
650	Nordic Telephone Co. Holdings, Rule 144A, Senior Notes (Callable 05/01/11 @ $104.44) (Denmark) ‡	(B , B2)	05/01/16	8.875	690,625
					7,129,000
Telecommunication Equipment (0.4%)
850	Nortel Networks, Ltd., Rule 144A, Company Guaranteed Notes (Canada) ‡#	(B- , B3)	07/15/11	9.493	843,625
Textiles & Apparel (0.0%)
75	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes (Luxembourg) ‡	(CCC, B3)	11/15/12	9.875	110,676
Transportation - Excluding Air/Rail (0.8%)
1,725	Ship Finance International, Ltd., Global Company Guaranteed Notes (Callable 12/15/08 @ $104.25) (Bermuda)	(B+ , B1)	12/15/13	8.500	1,772,437
TOTAL FOREIGN CORPORATE BONDS (Cost $30,774,477)					29,582,057
Number of Shares
COMMON STOCKS (1.2%)
Automobile Parts & Equipment (0.0%)
774,557	Cambridge Industries Liquidating Trust ^				0
Chemicals (0.1%)
4,893	Huntsman Corp.				128,931
Electric - Integrated (0.5%)
25,125	Mirant Corp. *				1,064,295
Steel Producers/Products (0.1%)
8,414	WCI Steel Acquisition, Inc. *				294,490
Telecom - Wireless (0.5%)
99,764	Dobson Communications Corp. Class A *				1,290,946
TOTAL COMMON STOCKS (Cost $1,413,435)					2,778,662

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2007

Number of Shares				Value
WARRANTS (0.0%)
Electronics (0.0%)
204,293	Viasystems, Inc., strike price $25.31, expires 01/31/10 ^			$2,043
Telecom - Fixed Line (0.0%)
6,750	GT Group Telecom, Inc., Rule 144A, strike price $0.00, expires 02/01/10 ^‡			0
3,000	Versatel Telecom International NV, strike price $2.81, expires 05/15/08			83
				83
TOTAL WARRANTS (Cost $3,772,613)				2,126
SHORT-TERM INVESTMENTS (39.3%)
87,447,483	State Street Navigator Prime Portfolio §§			87,447,483
Par (000)		Maturity	Rate%
$2,354	State Street Bank and Trust Co. Euro Time Deposit	11/01/07	3.600	2,354,000
TOTAL SHORT-TERM INVESTMENTS (Cost $89,801,483)				89,801,483
TOTAL INVESTMENTS AT VALUE (182.9%) (Cost $427,947,935)				418,290,862
LIABILITIES IN EXCESS OF OTHER ASSETS (-82.9%)				(189,566,977)
NET ASSETS (100.0%)				$228,723,885

    INVESTMENT ABBREVIATIONS

  MTNK = Medium Term Note, Series K
  NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amounted to a value of $60,802,978 or 26.6% of net assets.

+  Step Bond - The interest rate stated is as of October 31, 2007 and will reset at a future date.

ø  Bond is currently in default.

*  Non-income producing security.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

#  Variable rate obligations - The interest rate shown is the rate as of October 31, 2007.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2007

Assets
Investments in securities at value, including collateral for securities on loan of $87,447,483 (Cost $427,947,935) (Note 2)	$418,290,862 [1]
Cash	490
Foreign currency at value (Cost $49,829)	50,684
Dividend and interest receivable	7,938,329
Receivable for investments sold	379,230
Swap contracts at value (net of upfront payments of $275,000)	143,885
Prepaid expenses and other assets	92,715
Total Assets	426,896,195
Liabilities
Investment advisory fees (Note 3)	224,789
Administrative fees (Note 3)	15,570
Loan payable (Note 4)	107,500,000
Payable upon return of securities loaned (Note 2)	87,447,483
Payable for investments purchased	2,214,798
Interest payable (Note 4)	546,996
Trustees' fees (Note 3)	48,555
Unrealized depreciation on forward currency contracts (Note 2)	62,858
Other accrued expenses payable	111,261
Total Liabilities	198,172,310
Net Assets
Applicable to 55,731,189 shares outstanding	$228,723,885
Net Assets Consist of
Capital stock, $0.001 par value (Note 6)	$55,731
Paid-in capital (Note 6)	447,885,566
Distributions in excess of net investment income	(321,142)
Accumulated net realized loss on investments, swap contracts and foreign currrency transactions	(209,048,500)
Net unrealized depreciation from investments, swap contracts and foreign currency translations	(9,847,770)
Net Assets	$228,723,885
Net Asset Value Per Share ($228,723,885 ÷ 55,731,189)	$4.10
Market Price Per Share	$3.65

1  Including $85,663,208 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2007

Investment Income (Note 2)
Interest	$31,740,455
Dividends	1,468
Securities lending	416,733
Total investment income	32,158,656
Expenses
Investment advisory fees (Note 3)	3,140,656
Administrative fees (Note 3)	110,597
Interest expense (Note 4)	6,475,033
Trustees' fees (Note 3)	99,911
Printing fees (Note 3)	58,491
Legal fees	45,931
Audit and tax fees	39,332
Custodian fees	36,557
Transfer agent fees	28,839
Insurance expense	13,721
Stock exchange listing fees	6,847
Miscellaneous expense	11,638
Total expenses	10,067,553
Less: fees waived (Note 3)	(349,504)
Net expenses	9,718,049
Net investment income	22,440,607
Net Realized and Unrealized Gain (Loss) from Investments, Swap Contracts and Foreign Currency Related Items
Net realized gain from investments	4,516,745
Net realized loss on swaps	(15,278)
Net realized loss on foreign currency transactions	(239,210)
Net change in unrealized appreciation (depreciation) from investments	(8,822,961)
Net change in unrealized appreciation (depreciation) from swaps	(131,115)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(47,311)
Net realized and unrealized loss from investments and foreign currency related items	(4,739,130)
Net increase in net assets resulting from operations	$17,701,477

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
From Operations
Net investment income	$22,440,607	$21,993,076
Net realized gain (loss) on investments, swap contracts and foreign currency transactions	4,262,257	(4,392,349)
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency translations	(9,001,387)	10,856,680
Net increase in net assets resulting from operations	17,701,477	28,457,407
From Dividends
Dividends from net investment income	(22,135,443)	(22,577,859)
Return of capital	—	(2,225,450)
Net decrease in net assets resulting from dividends	(22,135,443)	(24,803,309)
From Capital Share Transactions (Note 6)
Reinvestment of dividends	1,392,911	2,350,913
Net increase in net assets from capital share transactions	1,392,911	2,350,913
Net increase (decrease) in net assets	(3,041,055)	6,005,011
Net Assets
Beginning of year	231,764,940	225,759,929
End of year	$228,723,885	$231,764,940
Distributions in excess of net investment income	$(321,142)	$(656,733)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

For the Year Ended October 31, 2007

Cash flows from operating activities
Interest and securities lending income received	$30,074,753
Operating expenses paid	(9,778,869)
Purchases of short-term securities	(2,354,000)
Purchases of long-term securities	(229,319,706)
Proceeds from sales of long-term securities	225,077,004
Net cash provided by operating activities		$13,699,182
Cash flows from financing activities
Proceeds from borrowings	107,500,000
Repayment of borrowings	(101,524,967)
Cash dividends paid	(20,742,532)
Net cash used in financing activities		(14,767,499)
Net decrease in cash		(1,068,317)
Cash — beginning of year		1,119,491
Cash — end of year		$51,174
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$17,701,477
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities
Increase in interest receivable	$(264,299)
Increase in swap contracts at value	(143,885)
Decrease in accrued expenses	(26,392)
Increase in interest payable	9,421
Increase in prepaid expenses and other assets	63,877
Decrease in advisory fees payable	(42,830)
Net amortization of discount on investments	(1,740,615)
Purchases of long-term securities	(229,319,706)
Proceeds from sales of long-term securities	225,077,004
Purchases of short-term securities	(2,354,000)
Net change in unrealized appreciation on investments, swap contracts and foreign currencies	9,001,387
Net realized gain on investments, foreign currencies, and swap contracts	(4,262,257)
Total adjustments		(4,002,295)
Net cash provided by operating activities		$13,699,182
Non-cash activity:
Dividend reinvestments		$1,392,911

See Accompanying Notes to Financial Statements.

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Credit Suisse High Yield Bond Fund

Financial Highlights

	Year Ended
Per share operating performance	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00	10/31/99
Net asset value, beginning of period	$4.18	$4.12	$4.53	$4.34	$3.53	$4.49	$6.16	$7.98	$8.36
INVESTMENT ACTIVITIES
Net investment income	0.40	0.40	0.47	0.53	0.55	0.65[2]	0.84	0.96[2]	0.98
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(0.08)	0.11	(0.35)	0.24	0.87	(0.80)	(1.63)	(1.80)	(0.38)
Total from investment activities	0.32	0.51	0.12	0.77	1.42	(0.15)	(0.79)	(0.84)	0.60
LESS DIVIDENDS
Net investment income	(0.40)	(0.42)	(0.51)	(0.58)	(0.61)	(0.71)	(0.86)	(0.98)	(0.98)
Return of capital	—	(0.03)	(0.02)	—	—	(0.10)	(0.02)	—	—
Total dividends	(0.40)	(0.45)	(0.53)	(0.58)	(0.61)	(0.81)	(0.88)	(0.98)	(0.98)
Offering costs charged to paid-in-capital	—	—	—	—	—	—	—	—	0.00[3]
Net asset value, end of period	$4.10	$4.18	$4.12	$4.53	$4.34	$3.53	$4.49	$6.16	$7.98
Per share market value, end of period	$3.65	$4.50	$4.77	$5.24	$4.76	$4.10	$5.07	$6.19	$8.06
Total return (market value)[4]	(10.72)%	5.23%	2.71%	25.49%	35.07%	(2.15)%	(3.21)%	(12.15)%	(5.71)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$228,724	$231,765	$255,760	$244,523	$229,255	$180,889	$219,440	$286,838	$358,679
Average debt per share	$1.98	$1.96	$2.05	$2.05	$1.81	$1.99	$2.49	$3.47	$3.18
Ratio of expenses to average net assets	4.11%	4.20%	3.27%	2.51%	2.57%	2.91%	4.29%	4.81%	3.62%
Ratio of expenses to average net assets excluding interest expenses	1.37%	1.65%	1.68%	1.70%	1.73%	1.78%	1.73%	1.61%	1.53%
Ratio of net investment income to average net assets	9.48%	9.67%	10.72%	11.99%	13.85%	15.17%	15.22%	12.90%	11.24%
Decrease reflected in above operating expense ratios due to waivers	0.15%	—	—	—	—	—	—	—	—
Portfolio turnover rate	49.18%	61.91%	31.05%	12.10%	15.96%	33.22%	46.11%	31.29%	60.23%

1  The fund commenced operations on July 28, 1998.

2  Based on average shares outstanding.

3  Amount rounds to less than $0.01.

4  Total return is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Period Ended
Per share operating performance	10/31/1998[1]
Net asset value, beginning of period	$10.00
INVESTMENT ACTIVITIES
Net investment income	0.24
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(1.62)
Total from investment activities	(1.38)
LESS DIVIDENDS
Net investment income	(0.24)
Return of capital	—
Total dividends	(0.24)
Offering costs charged to paid-in-capital	(0.02)
Net asset value, end of period	$8.36
Per share market value, end of period	$9.56
Total return (market value)[4]	(1.74)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$359,956
Average debt per share	$1.02
Ratio of expenses to average net assets	1.81%[5]
Ratio of expenses to average net assets excluding interest expenses	1.16%[5]
Ratio of net investment income to average net assets	10.48%[5]
Decrease reflected in above operating expense ratios due to waivers	—
Portfolio turnover rate	15.26%

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2007

Note 1. Organization

Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund's primary objective is to seek high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in its operations and in connection with the preparation of its financial statements.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation ("Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under direction of, the Board of Trustees under procedures established by the Board of Trustees. At October 31, 2007, the Fund held 0.08% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Trustees with an aggregate cost of $4,382,341 and fair value of $191,144. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2007

The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. However to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

F) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse") and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by State Street Bank and Trust Company ("SSB"), the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Effective August 2007, SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and the Borrower will share the net income earned

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2007

from the securities lending activities. The Fund retained $416,733 in income from the cash collateral investment. The Fund is entitled to a certain minimum amount of income from its securities lending activities. Securities lending income is accrued as earned.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2007, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency Contract	Expiration Date	Foreign Currency To Be Sold	Contract Amount	Contract Value	Unrealized (Loss)
British Pound	01/09/09	£(500,000)	$(1,004,975)	$(1,023,176)	$(18,201)
European Economic Unit	01/09/09	€(1,360,000)	(1,924,550)	(1,969,207)	(44,657)
			$(2,929,525)	$(2,992,383)	$(62,858)

J) CREDIT DEFAULT SWAPS — The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

The "buyer" in a credit default swap is obligated to pay the "seller" an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2007

fixed income securities directly. The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

The Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.

As the seller of a credit default swap the Fund would be subject to investment exposure on the notional amount of the swap. Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the of the credit default swaps of which it is the seller, marked to market on a daily basis. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is the possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet current obligations. The notional amount of the aggregate credit exposure to which the Fund is subject, plus the market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit derivatives, may not exceed the Fund's total assets.

When the Fund buys or sells a credit derivative, the underlying issuer (s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund's issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Tax Considerations. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

At October 31, 2007, the Fund had outstanding credit default swap contracts as follows:

CREDIT DEFAULT SWAP CONTRACTS

Currency	Notional Amount	Expiration Date	Underlying Instrument	Counterparty	Annual Rate	Unrealized Appreciation / (Depreciation)	Upfront Payment
			CDX North America
USD	5,000,000	6/20/12	High Yield Index	Lehman Brothers	2.75%	$(131,115)	$275,000

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse. The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2007, Credit Suisse agreed to waive 0.15% of the fees payable under the Advisory Agreement. For the year ended October 31, 2007, investment advisory fees earned and voluntarily waived were $3,140,656 and $349,504, respectively.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2007

by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2007, administrative services fees earned by SSB (including out-of-pocket expenses) were $110,597.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2007, Merrill was paid $39,582 for its services to the Fund.

Note 4. Line of Credit

The Fund has a $150 million line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated April 12, 2002, as amended from time to time, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow the lesser of $150 million or 33 1/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund pays a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.15% of the maximum borrowing limit (currently $150 million). The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 33 1/3%. At October 31, 2007 the Fund had loans outstanding under the Agreement of $107,500,000. During the year ended October 31, 2007, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate	Maximum Daily Loan Outstanding
$110,175,342	5.370%	$112,500,000

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede Credit Suisse in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2007

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $169,681,171 and $165,012,564, respectively.

Note 6. Fund Shares

The Fund has one class of shares of beneficial interest, par value $0.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Shares issued through reinvestment of dividends	321,187	570,527

Note 7. Concentration of Risk

The Fund invests in securities offering high current income, which generally will be in the lower rating categories of recognized ratings agencies (commonly known as "junk bonds").

These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

Note 8. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended October 31, 2007 and 2006 by the Fund were as follows:

Ordinary Income		Return of Capital
2007	2006	2007	2006
$22,135,443	$22,577,859	$—	$2,225,450

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, foreign currency gain/(loss), income from defaulted bonds and mark to market of forward contracts and swap contracts. At October 31, 2007, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$532,423
Undistributed ordinary income — other	15,865
Accumulated net realized loss	(209,035,226)
Unrealized depreciation	(10,730,474)
$(219,217,412)

At October 31, 2007, the Fund had capital loss carryforwards of $209,035,226 available to offset possible future capital gains as follows:

Expires October 31,
2008	2009	2010	2011	2012	2013	2014
$37,573,747	$68,628,620	$77,916,490	$8,291,239	$6,096,544	$1,583,878	$8,944,708

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2007

During the tax year ended October 31, 2007, the Fund utilized $4,240,442 of capital loss carryforward, and had $26,366,109 of capital loss carryforward expire.

It is unlikely that the Fund will realize the full benefit of these losses prior to expiration.

At October 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $429,008,745, $7,555,093, $(18,272,976) and $(10,717,883), respectively.

At October 31, 2007, the Fund reclassified $30,427 to net investment loss and $26,335,681 to accumulated net realized loss from investments from paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments on sales of defaulted bonds, foreign currency gain/(loss), capital loss carryforwards and treatment of income from swap contracts. Net assets were not affected by these reclassifications.

Note 9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 10. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. On December 22, 2006, the SEC indicated that they would not object if the Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund") at October 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the years (or periods) in the period ended October 31, 2000 were audited by other independent auditors, whose report dated December 20, 2000 expressed an unqualified opinion on the financial statements containing those financial highlights.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 26, 2007

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Trustees; Nominating and Audit Committee Member	Chairman since 2005 and Trustee since 2001; current term ends at the 2008 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	36	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Terry Fires Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1958)	Trustee; Nominating and Audit Committee Member	Since 2006; current term ends at the 2008 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003; Co-founder and Managing Partner of Chartwell Investment Partners from April 1997 to March 2002.	2	None

James Cattano c/o Primary Resources, Inc. Executive Office 5100 Tamiami Trail N. Naples, FL 34103 (1943)	Trustee; Audit and Nominating Committee Member	Since 2006; Current term ends at the 2009 annual meeting	President, Primary Resouces, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	7	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Trustee; Audit Committee Chairman and Nominating Committee Member	Since 2001; current term ends at the 2010 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	6	Director, Winthrop Trust Company.

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Trustee; Audit and Nominating Committee Member	Since 2005; current term ends at the 2009 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	36	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Lawrence D. Haber* c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Trustee since 2006; Chief Executive Officer and President since 2007	Since 2006; current term ends at the 2010 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.	7	None

*  Mr. Haber is an "interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of his current position as an officer of Credit Suisse.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

Martha B. Metcalf Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Chief Investment Officer	Since 2005	Managing Director; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

**   The officers of the Fund shown are officers that make policy decisions.

Annual Certifications (unaudited)

The Fund's Chief Financial Officer has filed an annual certification with the AMEX that, as of the date of the certification, he was unaware of any violation by the Fund of the AMEX's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

Credit Suisse High Yield Bond Fund

October 31, 2007 (unaudited)

Important Tax Information for Shareholders

For the fiscal year ended October 31, 2007 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-293-1232

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Credit Suisse High Yield Bond Fund

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request — Call today for free descriptive information on the closed-end funds listed above at 800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1007

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2007. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2007.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2006 and October 31, 2007.

	2006	2007
Audit Fees	$32,000	$33,000
Audit-Related Fees(1)	$3,250	$12,510
Tax Fees(2)	$2,500	$2,580
All Other Fees	—	—
Total	$37,750	$48,090

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,250 in 2006 and $3,340 in 2007 and the Fund’s Debt Covenant Agreement for 2007 ($9,170).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007.

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

2

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2006 and October 31, 2007 were $5,750 and $15,090, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano, Lawrence Fox and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

4

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the

5

Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•      a copy of the Policy;

•      a copy of each proxy statement received on behalf of Credit Suisse clients;

6

•      a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

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Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

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Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are

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lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

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Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote

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for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the

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private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

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Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check

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preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

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Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

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401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2007

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of October 31, 2007, is set forth below.

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Martha B. Metcalf	Managing Director; Associated with Credit Suisse since 2005;
Chief Investment Officer Since 2005	Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds

Date of Birth: 04/09/65

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Ms. Metcalf and the total assets managed within each category as of October 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Martha Metcalf	5	$667 million	3	$155 million	3	$502 million

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may

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include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Ms. Metcalf is compensated for her services by Credit Suisse. Her compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining her bonus include the Fund’s performance, assets held in the Fund and other accounts managed by her, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Securities Ownership. As of October 31, 2007, Ms. Metcalf did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 28, 2007.

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Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	January 8, 2008

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	January 8, 2008

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